Exhibit 99(3)

                                POWER OF ATTORNEY

      The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Trust") hereby constitutes and appoints Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


                                                      /s/ Jack Quinn
                                                      --------------------------
                                                      (Signature)

                                       Trustee Name:  Jack Quinn
                                                      --------------------------
                                                      (Please Print or Type)

Date: 7/14/2005
     ------------------

                                POWER OF ATTORNEY

      The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Trust") hereby constitutes and appoints Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


                                                   /s/ James A. Williams
                                                   ----------------------------
                                                   (Signature)

                                    Trustee Name:  James A. Williams
                                                   ----------------------------
                                                   (Please Print or Type)

Date: 7/11/2005
     ---------------

                                POWER OF ATTORNEY

      The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Trust") hereby constitutes and appoints Michael M. Arnold and Helen R. Kanovsky and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


                                                    /s/ Jon F. Walters
                                                    ---------------------------
                                                    (Signature)

                                      Trustee Name: Jon F. Walters
                                                    ---------------------------
                                                    (Please Print or Type)

Date: 6/3/2005
     ----------------